11. RELATED PARTY TRANSACTIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Related Party Transactions [Abstract]
11. RELATED PARTY TRANSACTIONS

Accrued Payroll and Fees

As of June 30, 2014 and December 31, 2013, the Company had accrued the unpaid salaries of its officers and fees due to former members of the Company’s board of directors in the amount of $239,356 and $338,731, respectively, which is included in accrued expenses in the accompanying condensed balance sheet.

Accrued Payroll and Fees

As of December 31, 2013 and 2012, the Company accrued the unpaid salaries of its officers and fees due to members of the Company’s board of directors in the amount of $338,731 and $395,081 respectively, which is included in accrued expenses in the accompanying balance sheet.

Settlement with Mr. Cataldo

On June 19, 2013, the Company entered into a Settlement Agreement and General Release of All Claims (the “Settlement Agreement”) with Anthony Cataldo, this Company’s former Chief Executive Officer.  Under the Settlement Agreement, the Company agreed to pay Mr. Cataldo a cash payment of $370,000 when the Company obtains financing of more than $5,000,000.  The $370,000 was to be paid as follows: (a) a payment of $120,000, less all appropriate federal and state income and employment taxes, would be paid in cash, and (b) and another payment of $250,000, less all appropriate federal and state income and employment taxes, would be paid in the same securities as sold in the next financing.  On November 5, 2013, the Company completed a financing of more than $5,000,000 and, as a result, the foregoing $370,000 payment became due and payable.  On November 18, 2013, the Company and Mr. Cataldo agreed to revise the terms of the Settlement Agreement and to reduce the foregoing $370,000 payment to $250,000, payable in cash as payment in full for all amounts owed to him under the Settlement Agreement.  The $250,000 payment has been made as of the year ended December 31, 2013.

Emmes Group Consulting LLC

Effective as of February 15, 2011, the Company entered into a consulting agreement with Emmes Group Consulting LLC, a strategic business consulting firm (“Emmes”). Mr. Schroeder, a former director of the Company, is an Executive Vice President and Managing Director of Emmes and the Emmes Group, Inc. Under the consulting agreement, Emmes agreed to assist and advise us with respect to the development of an overall strategic business plan, the identification of in-licensing therapeutic opportunities, and raising debt and equity capital. In consideration for the foregoing consulting services, we issued to Emmes a ten-year warrant to purchase up to 1,000 shares of our common stock at an exercise price of $126.00 per share. In addition, we agreed to pay Emmes $10,000 per month. The initial term of the consulting agreement expired on May 15, 2011, but continued in accordance with the terms of the consulting agreement for an unspecified term until terminated at any time by either party with or without cause. Effective August 1, 2011, the Company amended the consulting agreement to increase the monthly consulting fee to $20,000, commencing as of July 11, 2011. The amendment also extended the term of the consulting agreement to December 31, 2011.

On February 12, 2012, the Company entered into a Second Amendment to the Consulting Agreement, engaging the Emmes Group as its senior contractor and project manager responsible for the overall management of the design, development, implementation, and installation of our corporate and regulatory compliant information technology infrastructure and systems. The consulting agreement with Emmes Group was terminated in January 2013.

During the year ended December 31, 2013, the Company recognized a total of $22,412 of consulting expenses from Emmes, which was recorded as part of operating expenses in the statement of operations.